UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report:
March 20, 2006
(Date of Earliest Event Reported: March 17, 2006)
EL PASO CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	1-14365 (Commission File Number)	76-0568816 (I.R.S. Employer Identification No.)
El Paso Building
1001 Louisiana Street
Houston, Texas 77002
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code (713) 420-2600
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Press Release dated March 17, 2006
Slide Presentation dated March 20, 2006

Item 7.01 Regulation FD Disclosure.
     On March 20, 2006, our president and chief executive officer, Doug Foshee will present a review of the company’s pipeline and exploration and production businesses. A copy of our press release is attached hereto as Exhibit 99.A. A copy of the slide presentation is available in the Investors section of our web site at www.elpaso.com and is attached hereto as Exhibit 99.B. The information disclosed in this Item 7.01, and the exhibits listed under Item 9.01 of this Current Report on Form 8-K, are furnished to comply with Regulation FD, but are not considered to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and are not subject to the liabilities of that section.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit Number	Description
99.A	Press Release dated March 17, 2006.

99.B	Slide Presentation dated March 20, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EL PASO CORPORATION

By:	/s/ D. Mark Leland
D. Mark Leland
Executive Vice President and Chief Financial Officer
(Principal Financial Officer)
Dated: March 20, 2006

EXHIBIT INDEX

Exhibit Number	Description
99.A	Press Release dated March 17, 2006.

99.B	Slide Presentation dated March 20, 2006.